SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                  Form 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      March 1, 2000
                                                ____________________

                 Harleysville Savings Financial Corporation
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)


      Pennsylvania                   0-29709                   23-3028464
_____________________________________________________________________________
(State or other jurisdiction   (Commission File No.)      (IRS Employer
 of incorporation)                                         Identification No.)



271 Main Street, Harleysville, Pennsylvania                       19401
_____________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)


                                (215) 256-8828
_____________________________________________________________________________
            (Registrant's telephone number, including area code)


                                Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.   Other Matters
          -------------
     On March 1, 2000, Harleysville Savings Financial Corporation (the "Company") announced that the Company's Board of Directors authorized the repurchase of up to 113,037 shares, or approximately 5 percent, of the Company's outstanding common stock. For additional information, reference is made to the Press Release, dated March 1, 2000, which is attached hereto as
Exhibit 99 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
     (a)  Financial Statements of Business Acquired
          -----------------------------------------
          Not applicable.

     (b)  Pro Forma Financial Information
          -------------------------------
          Not applicable.

     (c)  Exhibits
          --------
          99        Press Release, dated March 1, 2000




















                                  SIGNATURES


     Under the requirements of the Securities Exchange Act of 1934, Harleysville Savings Financial Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HARLEYSVILLE SAVINGS FINANCIAL
                                        CORPORATION



Date: March 1, 2000                     By:   /s/Edward J. Molnar
                                        -------------------------
                                        Edward J. Molnar
                                        President and Chief Executive
                                          Officer